UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2014

CARMAX AUTO OWNER TRUST 2014-1

(Issuing Entity with respect to Securities)

CARMAX BUSINESS SERVICES, LLC

(Sponsor with respect to Securities)

CARMAX AUTO FUNDING LLC

(Depositor with respect to Securities)

Delaware	333-189212-03	01-0794037
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(Registrant’s IRS Employer Identification No.)

12800 Tuckahoe Creek Parkway, Suite 400

Richmond, VA 23238-1115

(Address of principal executive offices of registrant, including zip Code)

Registrant’s telephone number, including area code: (804) 935-4512

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 and Item 8.01. Entry into a Material Definitive Agreement and Other Events

CarMax Auto Funding LLC, a Delaware limited liability company, (the “Depositor”) has registered an issuance of $14,000,000,000 aggregate principal amount of various classes of asset backed notes on Form S-3 (Commission File No. 333-189212), filed on June 10, 2013, and as amended by Pre-Effective Amendment No. 1 on June 21, 2013 (as amended, the “Registration Statement”).

On February 12, 2014 (the “Closing Date”), the Depositor entered into an Amended and Restated Trust Agreement, a copy of which is filed as an exhibit hereto, with U.S. Bank Trust National Association, as owner trustee (the “Owner Trustee”), relating to CarMax Auto Owner Trust 2014-1 (the “Issuing Entity”), a Delaware statutory trust created on October 17, 2013. On the Closing Date, CarMax Business Services, LLC (“CarMax Business Services”) and the Depositor entered into a Receivables Purchase Agreement, a copy of which is filed as an exhibit hereto, pursuant to which specified motor vehicle retail installment sale contracts and related property were sold by CarMax Business Services to the Depositor. On the Closing Date, the Issuing Entity, the Depositor, CarMax Business Services, as servicer, and Wells Fargo Bank, National Association, as backup servicer, entered into a Sale and Servicing Agreement, a copy of which is filed as an exhibit hereto, pursuant to which motor vehicle retail installment sale contracts and related property were transferred by the Depositor to the Issuing Entity. On the Closing Date, the Issuing Entity issued to the Depositor the Class A-1 Asset-backed Notes, Class A-2 Asset-backed Notes, Class A-3 Asset-backed Notes, Class A-4 Asset-backed Notes, Class B Asset-backed Notes, Class C Asset-backed Notes and Class D Asset-backed Notes, having an aggregate original principal amount of $935,000,000 pursuant to an Indenture entered into between the Issuing Entity and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”), on the Closing Date, a copy of which is filed as an exhibit hereto. On the Closing Date, the Issuing Entity, the Indenture Trustee and CarMax Business Services, as administrator, entered into an Administration Agreement, a copy of which is filed as an exhibit hereto, pursuant to which the administrator agreed to perform certain duties and obligations of the Issuing Entity and the Owner Trustee under the transaction documents.

Item 9.01.	Exhibits.

Exhibit No.	Description

4.1	Indenture between CarMax Auto Owner Trust 2014-1 and Wells Fargo Bank, National Association, as indenture trustee, dated as of February 1, 2014.

4.2	Amended and Restated Trust Agreement between CarMax Auto Funding LLC, as depositor, and U.S. Bank Trust National Association, as owner trustee, dated as of February 1, 2014.

10.1	Sale and Servicing Agreement among CarMax Business Services, LLC, as servicer, CarMax Auto Funding LLC, as depositor, CarMax Auto Owner Trust 2014-1 and Wells Fargo Bank, National Association, as backup servicer, dated as of February 1, 2014.

10.2	Receivables Purchase Agreement between CarMax Business Services, LLC, as seller, and CarMax Auto Funding LLC, as purchaser, dated as of February 1, 2014.

10.3	Administration Agreement among CarMax Business Services, LLC, as administrator, CarMax Auto Owner Trust 2014-1 and Wells Fargo Bank, National Association, as indenture trustee, dated as of February 1, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CarMax Auto Funding LLC

(Depositor)

Dated: February 13, 2014	By:	/s/ Andrew J. McMonigle
	Name:	Andrew J. McMonigle
	Title:	Treasurer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture between CarMax Auto Owner Trust 2014-1 and Wells Fargo Bank, National Association, as indenture trustee, dated as of February 1, 2014.

4.2	Amended and Restated Trust Agreement between CarMax Auto Funding LLC, as depositor, and U.S. Bank Trust National Association, as owner trustee, dated as of February 1, 2014.

10.1	Sale and Servicing Agreement among CarMax Business Services, LLC, as servicer, CarMax Auto Funding LLC, as depositor, CarMax Auto Owner Trust 2014-1 and Wells Fargo Bank, National Association, as backup servicer, dated as of February 1, 2014.

10.2	Receivables Purchase Agreement between CarMax Business Services, LLC, as seller, and CarMax Auto Funding LLC, as purchaser, dated as of February 1, 2014.

10.3	Administration Agreement among CarMax Business Services, LLC, as administrator, CarMax Auto Owner Trust 2014-1 and Wells Fargo Bank, National Association, as indenture trustee, dated as of February 1, 2014.